Exhibit 10.3

SUBSCRIPTION AGREEMENT

by and between

Pony Group Inc., as Issuer and Company

and

[__________________], as Subscriber

[ ], 2020

SUBSCRIPTION AGREEMENT (the “Agreement”) dated as of ___________, 2020, by and among Pony Group Inc., a Delaware corporation (the “Company”), and the person set forth on the signature page hereto (the “Subscriber”).

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Subscriber and the Subscriber desires to purchase from the Company shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), as more fully set forth herein;

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

1.1 Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2(a)), the Company will sell and the Subscriber will purchase the Shares in the amount set forth on the signature page of the Subscriber attached hereto.

ARTICLE II - PURCHASE PRICE AND CLOSING

2.1 Purchase Price. The purchase price to be paid shall be $0.10 per share, and the aggregate price to be paid by the Subscriber to the Company to acquire the Shares shall be the amount set forth on the Subscriber’s signature page attached hereto (the “Purchase Price”).

2.2 The Closing.

(a) The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Subscriber will be notified in advance by the Company. At the Closing, the Subscriber shall purchase from the Company, and the Company shall issue and sell to the Subscriber, Shares in an amount set forth on the Subscriber’s signature page attached hereto. The Closing is expected to occur on or around [ ], 2020. At the Closing, (a) the Company shall cause Corporate Stock Transfer, the Company’s transfer agent (the “Transfer Agent”) to deliver to the Subscriber the number of Shares set forth on the Subscriber’s signature page attached hereto registered in the name of the Subscriber or, if so indicated on the Subscriber’s signature page attached hereto, in the name of a nominee designated by the Subscriber and (b) the aggregate purchase price for the Shares being purchased by the Subscriber will be delivered by or on behalf of the Subscriber to the Escrow Agent (as defined below).

(b) Upon execution of this Agreement and no later than one (1) business day prior to the Closing Date, the Subscriber shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being subscribed by the Subscriber to the following account designated by the Company (the “Escrow Account”) pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of [ ], 2020, by and among the Company and Shenzhen Yizhongxing Media Technology Co., Ltd. as the escrow agent (the “Escrow Agent”).

Bank: [     ]

Swift Code: [     ]
To account #: [     ]
Attn: Yizhongxing as Escrow Agent for Clients

Ref: Pony Group Escrow

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Subscriber to the Company upon the satisfaction, in the reasonable judgment of the Company, of the conditions set forth in Article V hereof.

(c) Delivery of Shares in the Form of A Stock Certificate or by Electronic Book-Entry at the Depository Trust Company. Upon execution of this Agreement and no later than one (1) business day prior to the Closing Date, the Subscriber shall elect whether to get a physical stock certificate or elect to hold the securities in street name through The Depository Trust Company (“DTC”). If the Subscriber elects electronic delivery, the Subscriber shall direct the custodial agent or broker-dealer at which the account or accounts to be credited with the Shares being subscribed by the Subscriber are maintained, which custodial agent or broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Subscriber by the Company. If no election is made, a physical certificate will be sent to the address of the Subscriber in this Agreement. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 2.2(b) above, the Company shall direct the Transfer Agent to credit the Subscriber’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(d) No offer by the Subscriber to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement. No such offer by the Subscriber to buy Shares may be withdrawn or revoked at any time prior to the Company sending (orally, in writing, or by electronic mail) notice of its acceptance or rejection of such offer.

ARTICLE III - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company’s representations and warranties below are qualified in their entirety by the SEC Documents (as defined below). The Company represents and warrants to the Subscriber as follows:

3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have or result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”). True and complete copies of the Company’s Certificate of Incorporation, as amended (the “Certificate”), and Bylaws, as amended (the “Bylaws”), as currently in effect and as will be in effect on the Closing Date (collectively, the “Certificate and Bylaws”), have been filed as exhibits to the Company’s SEC Documents (as defined below).

3.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized, and no additional corporate or stockholder action is required for the approval thereof. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Governmental Authorization. Except as otherwise specifically contemplated in this Agreement and except for: (i) the filing with the Securities and Exchange Commission (the “Commission” or the “SEC”) of the Prospectus (as defined below) and (ii) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Shares) by the Company require no action (including, without limitation, stockholder approval) by or in respect of, or filing with, any governmental or regulatory body, agency, official or authority, except as would not cause a Material Adverse Effect.

3.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) do not and will not (a) contravene or conflict with the Certificate and Bylaws of the Company or any material agreement to which the Company is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any material provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Company or under any material license, franchise, permit or other similar authorization held by the Company; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Company. For purposes of this Agreement, the term “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

3.5 Registration Statement and Prospectus. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-234358), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on [ ], 2020.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

3.6 Capitalization.

(a)	Common stock, $0.001 par value per share, of which 9,000,000 shares are issued and outstanding as of the date hereof, and no shares of preferred stock were issued and outstanding.

(b)	All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Company from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company. All material taxes required to be paid by the Company in connection with the issuance and any transfers by the Company of the Company’s capital stock have been paid. All material permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Company from the date of the Company’s incorporation to the date hereof have been obtained or effected, and all securities of the Company have been issued in accordance with the provisions of all applicable securities or other laws except as could not cause a Material Adverse Effect.

(c)	The Shares have been duly authorized, and upon consummation of the transactions contemplated by this Agreement, will be validly issued, fully paid and non-assessable.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Company as follows:

4.1 Existence and Power. The Subscriber, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of the Subscriber’s organization. The Subscriber has all powers required to bind it to the representations, warranties and covenants set forth herein.

4.2 Authorization. The execution, delivery and performance by the Subscriber of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized, and no additional action is required for the approval of this Agreement. This Agreement has been or, to the extent contemplated hereby, will be duly executed and delivered and constitute a valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Signature Page. The Subscriber has answered all questions on the signature page and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing.

4.4 Reliance. The Subscriber, in connection with its decision to purchase the Shares, relied only upon the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus, and any representations and warranties of the Company contained herein.

4.5 Advice. The Subscriber understands that nothing in this Agreement or any other materials presented to the Subscriber in connection with the purchase and sale of the Shares contains legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in the connection with its purchase of the Shares.

4.6 Securities Laws. The Subscriber is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Subscriber’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Subscriber is acquiring the Shares hereunder in the ordinary course of its business.

4.8 Prospectus. The Subscriber represents that it has received or can obtain on the Commission’s EDGAR filing system the Prospectus, which is part of the Company’s Registration Statement, the documents incorporated by reference therein, and any free writing prospectus, prior to or in connection with the receipt of this Agreement along with the Company’s counterpart to this Agreement.

ARTICLE V - CONDITIONS TO CLOSING

5.1 Conditions to Obligations of Subscriber to Effect the Closing. The Subscriber’s obligation to purchase the Shares will be subject (I) to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date that are contained in this Agreement and (II) to the condition that on the Closing Date, the Registration Statement shall be effective and no stop order shall have been issued by the Securities and Exchange Commission with respect to the Registration Statement. The Subscriber’s obligations are expressly not conditioned on any other purchase of the Shares or the issuance of any minimum amount of Shares by the Company.

5.2 Conditions to Obligations of the Company to Effect the Closing. The obligations of the Company to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing that the Subscriber shall deliver or cause to be delivered to the Escrow Agent payment of the Purchase Price set forth on the Subscriber’s signature page attached hereto, in cash by wire transfer of immediately available funds to the account of the Escrow Agent designated in Section 2.2(b) herein.

ARTICLE VI - MISCELLANEOUS

6.1 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

6.2 Fees and Expenses. All costs and expenses (including all legal fees) relating to this Agreement, the negotiations preceding, and the transactions contemplated by, this Agreement shall be paid by the party incurring such costs and expenses.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express with next day delivery specified. The address for such notices and communications shall be as follows:

If to the Subscriber at the Subscriber’s address set forth under its name on the signature page attached hereto, or with respect to the Company, addressed to:

Pony Group Inc.

Engineer Experiment Building, A202
7 Gaoxin South Avenue, Nanshan District,
Shenzhen, Guangdong Province,

People’s Republic of China

Attention: President

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York, 10105, Attn: Richard I. Anslow, Esq., Email: ranslow@egsllp.com. Copies of notices to the Subscriber shall be sent to the address, if any, listed on the signature pages attached hereto.

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section 6.3. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

6.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

6.5 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.5 shall affect or limit any right to serve process in any other manner permitted by law.

6.6 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties.

6.7 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

6.8 Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

6.9 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

6.10 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Company and the Subscriber. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default

6.11 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

6.12 Construction of Agreement; Knowledge. For purposes of this Agreement, the term “knowledge,” when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made. Whenever any form of the word “include” is used in this Agreement, it shall be interpreted as if it were followed by the phrase “without limitation”.

6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile or other electronic image transmission technology, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.14 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

6.15 Waiver of Trial by Jury. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

PONY GROUP INC.

By: _____________________________________

The undersigned hereby executes and delivers the Subscription Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature page of the Company, shall constitute one and the same document in accordance with the terms of the Agreement.

Print Subscriber Name:

By: ________________________________________________________________________

Name: ______________________________________________________________________

Title: _______________________________________________________________________

Address: ____________________________________________________________________

Telephone: __________________________________________________________________

Facsimile: ___________________________________________________________________

SSN/EIN: ____________________________________________________________________

Number of Shares Subscribed: ____________________________________________________

Purchase Price per Share: $0.10

Aggregate Purchase Price: $_______________________________________________________

Subscriber Questionnaire

1. The exact name that your shares are to be registered in. You may use a nominee name if appropriate:

_____________________________________________________________________________________________

2. The relationship between the Subscriber and the registered holder listed in response to item 1 above:

_____________________________________________________________________________________________

3. The mailing address of the registered holder listed in response to item 1 above:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

_____________________________________________________________________________________________

5. Name of DTC Participant (custodial agent or broker-dealer at which the account or accounts to be credited with the Shares are maintained); please include the name and telephone number of the contract person at the custodial agent or broker-dealer:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

6. DTC Participant Number:

_____________________________________________________________________________________________

7. Name of Account at DTC Participant being credited with the Shares:

_____________________________________________________________________________________________

8. Account Number at DTC Participant being credited with the Shares:

_____________________________________________________________________________________________